UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2005

CBOT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-72184	36-4468986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 West Jackson Boulevard, Chicago, Illinois	60604
(Address of Principal executive offices)	(Zip Code)

(312) 435-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 28, 2005, the press release set forth as Exhibit 99.1 hereto, and incorporated herein by reference, was issued to announce the financial results of the Chicago Board of Trade (CBOT) for the quarter ended March 31, 2005.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release Regarding the CBOT’s Financial Results for the Quarter Ended March 31, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBOT HOLDINGS, INC.

By:	/s/ Carol A. Burke
Carol A. Burke
Executive Vice President and Chief of Staff

Date: April 29, 2005

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EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release Regarding the CBOT’s Financial Results for the Quarter Ended March 31, 2005

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